UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

____________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

July 19, 2010

    ANNALY CAPITAL MANAGEMENT, INC.

(Exact name of registrant as specified in its charter)

Maryland (State or Other Jurisdiction of Incorporation)	1-13447 (Commission File Number)	22-3479661 (IRS Employer Identification No.)

1211 Avenue of the Americas Suite 2902 New York, New York (Address of principal executive offices)		10036 (Zip Code)

Registrant’s telephone number, including area code: (212) 696-0100

No Change

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On July 14, 2010, Annaly Capital Management, Inc. (the “Company”) entered into an underwriting agreement with Credit Suisse Securities (USA) LLC as representative of the several underwriters (collectively, the “Underwriters”), relating to the sale of 60,000,000 shares of Common Stock, par value $0.01 per share (the “Common Stock”), and the grant of an over-allotment option for an additional 9,000,000 shares of Common Stock to the Underwriters solely to fulfill over-allotment.

In connection with the filing of the Underwriting Agreement, the Company is filing as Exhibit 5.1 hereto an opinion of its counsel, K&L Gates LLP.

Item 9.01. Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits:

5.1	Opinion of K&L Gates LLP with respect to the legality of the shares.
23.1	Consent of K&L Gates LLP (included in Exhibit 5.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Annaly Capital Management, Inc.

By:	/s/ Kathryn Fagan
Name: Kathryn Fagan Title: Chief Financial Officer

Date: July 19, 2010